UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 28, 2005


                           RCG COMPANIES INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       1-8662                   23-2265039
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


     6836 MORRISON BLVD., STE. 200, CHARLOTTE,
                   NORTH CAROLINA                                    28211
     (Address of principal executive offices)                     (Zip Code)

                                 (704) 366-5054
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On February 28, 2005, the registrant announced that its Chief Financial Officer, William W. Hodge, has expressed his intention to leave the company to pursue other business opportunities.

         Also announced on February 28, 2005 by the registrant, Marc E. Bercoon, 44, has been appointed Chief Financial Officer of the registrant effective February 28, 2005. The registrant has not entered into an employment contract with Mr. Bercoon, who will serve at the discretion of the Board of Directors. Mr. Bercoon currently receives $5,500 per month from Farequest Holdings, Inc. for services he renders as Vice Chairman of Farequest. Any change in compensation will be determined by the Board of Directors and Compensation Committee.

         Mr. Bercoon previously served as Vice Chairman and Chief Financial Officer for J&C Nationwide, Inc., a physician staffing company from November 2002 - February 14, 2005. Mr. William Goldstein, the Company's Chairman was Chairman and CEO of J&C Nationwide, Inc. prior to its sale. Mr. Bercoon was General Counsel of J&C Nationwide from January 1, 2002-November 2002. For the period September 1998-December 2001, Mr. Bercoon was a Managing Member, Chief Operating Officer and Chief Financial Officer of Vision Building Systems, LLC, a Florida-based modular building dealer. Mr. Bercoon has been a director of Mixson Corporation, a Florida base manufacturer of law enforcement products since November 1998. Mr. Bercoon has also been a director of LA Digital Post, Inc. a Los Angeles based company in the post production editing equipment rental business since September 2003, a company controlled by William Goldstein. Mr. Bercoon began his career as an attorney with a Chicago law firm currently known as Katten, Muchin, Zavis & Rosenman.


         A copy of the press release is attached as an Exhibit hereto.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit           Description
-------           -----------

99.1              Press Release dated March 1, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2005

                                          RCG COMPANIES INCORPORATED


                                          By: /s/ Marc E. Bercoon
                                              ------------------------
                                              Marc E. Bercoon
                                              Chief Financial Officer